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              Exhibit 10.4 - Amendment to Management Consulting and
                Business Development Agreement with Michael Nole

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                                    AMENDMENT
                                       TO
                            MANAGEMENT CONSULTING AND
                         BUSINESS DEVELOPMENT AGREEMENT

         AGREEMENT made this 15/th/ day of April, 2002 by and between BBJ Environmental Technologies, Inc. ("Technologies"), BBJ Environmental Solutions, Inc. ("Solutions") and Michael Nole ("Nole").

                              W I T N E S S E T H:

         WHEREAS, Solutions and Technologies (collectively the "Client") entered into a Management Consulting and Business Development Agreement dated November 1, 2001 (the "Agreement") with Nole pursuant to which Client appointed Nole as agent and consultant in connection with the development and overseeing of Client's sales organization and business; and

         WHEREAS, the parties desire to amend the Agreement to provide for a bonus to Nole in recognition of a job well done and to correct the exercise price of the Series 1 options;

         NOW, THEREFORE, it is agreed as follows:

         1. Section 4.4 is hereby added to the Agreement to read as follows:
"4.4 On April 15/th/, 2002, BBJ Environmental Technologies shall issue 1,400,000 shares of its Common Stock to Nole as a bonus due under the Agreement in connection with the business development services he has provided to the Client. The stock shall be issued under Technologies' Employee Benefit and Consultant Services Compensation Plan dated November 16, 2000 which has been registered with the Securities and Exchange Commission under a Form S-8 Registration Statement, File No. 333-62302. The Form S-8 Registration Statement does not contain an S-3 re-offer prospectus for stock to be sold of affiliated parties. Accordingly, in the event that Client determines that Nole may be deemed an affiliate of the Client at the time of issuance, the stock certificate shall bear an appropriate restrictive legend unless the resale of the 1,400,000 shares has been registered pursuant to a Registration Statement. It should be noted that affiliates can sell stock issued pursuant to a Form S-8 Registration Statement without a holding period pursuant to Rule 144 of the Securities Act of 1933, as amended."

         2. Section 4.3 of the Agreement erroneously states that the exercise price of the Series 1 Options is $.375 per share. The parties agree that the correct exercise price of the Series 1 Options is $.1575 per share. The exercise price of the Series 2 Options of $.375 per share is correct and remains unchanged.

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         3. This Amendment is subject to the approval of the respective Board of
Directors of both Technologies and Solutions.

         4. The Agreement, as amended herein, represents the entire agreement between us with respect to the subject matter hereof and supersedes any prior agreements and understandings between us with respect thereto. The Agreement as amended herein, may not be modified, amended or waived except by a written instrument signed by the party to be charged. The Agreement, as amended herein, shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of laws of such State.

         5. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument. If a party signs this Amendment and transmits an electronic facsimile of the signature page to the other party, the party who receives the transmission may rely upon the electronic facsimile as a signed original of this Amendment.

                                       BBJ ENVIRONMENTAL TECHNOLOGIES, INC.


                                       By: /s/ Jerry V. Schinella
                                          --------------------------------------
                                           Jerry V. Schinella, President

                                       BBJ ENVIRONMENTAL SOLUTIONS, INC.


                                       By: /s/ Jerry V. Schinella
                                          --------------------------------------
                                           Jerry V. Schinella, President


                                           /s/ Michael Nole
                                          --------------------------------------
                                           Michael Nole